UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 12, 2002

THE BOEING COMPANY

(Exact name of registrant as specified in its charter)

Commission file number 1-442

Delaware	91-0425694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of principal executive offices)	(Zip Code)

(312) 544-2000
(Registrant's telephone number, including area code)

Item 9.   Regulation FD Disclosure

On August 12, 2002, Philip M. Condit, and Michael M. Sears, Chief Executive Officer and Chief Financial Officer, of The Boeing Compay each signed the sworn statements required by the Securities and Exchange Commission Order No. 4-460. The two statements are furnished as Exhibit 99.1 and 99.2 to this report and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOEING COMPANY

/s/ James A. Bell

James A. Bell Vice President Finance & Corporate Controller
August 12, 2002

Exhibit Index to The Boeing Company Current Report on Form 8-K dated August 12, 2002:

Exhibit No.	Description

99.1	Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings dated August 12, 2002

99.2	Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings dated August 12, 2002